Exhibit 10.27.7
Wells Fargo Foothill, Inc.
One Boston Place, Suite 1800
Boston, MA 02108
April 18, 2006
PHIBRO ANIMAL HEALTH CORPORATION
65 Challenger Road
Ridgefield Park, NJ 07660
Attn: President
Fax No. 201-944-5937

Re:	Amendment No. 7 and Waiver
Ladies and Gentlemen:
          Reference is made to that certain LOAN AND SECURITY AGREEMENT dated as of October 21, 2003 by and among PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation (“Parent”), PHIBRO ANIMAL HEALTH U.S., INC., a Delaware corporation (“PAHUS”), PHIBRO ANIMAL HEALTH HOLDINGS, INC., a Delaware corporation (“Holdings”), PRINCE AGRIPRODUCTS, INC., a Delaware corporation (“Prince”), PHIBRO-TECH, INC. (“PTI”; together with Parent, PAHUS, Holdings, and Prince, the “Borrowers”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, “Agent”) (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”).
          Capitalized terms used in this letter agreement without definition have the meanings ascribed to them in the Loan Agreement.
          Borrowers have advised the Lender Group that Parent has formed a new Subsidiary, Philipp Brothers Chemicals, Inc., a Delaware corporation (“Philipp Brothers Chemicals”), which is inactive and has no assets or liabilities or assets and have requested that the Lender Group waive the requirements set forth in Section 6.15 of the Loan Agreement with respect to Philipp Brothers Chemicals.
          Subject to the terms and conditions set forth herein, the Lender Group is willing to waive the requirements set forth in Section 6.15 solely with respect to Philipp Brothers Chemicals.
          A. Waiver.
          Anything to the contrary in the Loan Agreement notwithstanding, but subject to the conditions set forth herein, this letter agreement confirms that the Lender Group waives the requirements in Section 6.15 of the Loan Agreement that (1) Philipp Brothers Chemicals provide to Agent a joinder to the Loan Agreement or the Guaranty and Guarantor Security Agreement or any other security documents, and (2) Parent provide to Agent a pledge agreement and appropriate certificates and powers or financing statements regarding its ownership interest in Philipp Brothers Chemicals.
          B. Amendments.
          1. Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in proper alphabetical order:
          “Philipp Brothers Chemicals” means Philipp Brothers Chemicals, Inc., a Delaware corporation.
          “Western Magnesium Corp.” means Western Magnesium Corp., a California corporation.”
          2. Section 5.21 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:
“5.21 Inactive Subsidiaries. (a) Western Magnesium Corp. has no assets or liabilities and conducts no business activities other than its 1% interest in First Dice Road Company, and (b) Philipp Brothers Chemicals has no assets or liabilities and conducts no business activities.”
          3. The Loan Agreement is hereby amended by adding the following new Section 7.21:
“7.21 Inactive Subsidiaries. Permit Western Magnesium Corp. or Philipp Brothers Chemicals to (a) own any assets (other than, with respect to Western Magnesium Corp., a 1% interest in First Dice Road Company), (b) incur any liabilities, or (c) engage in any business activity.”
          4. The Loan Agreement is hereby amended by replacing the address of the Administrative Borrower set forth in Section 12 to:

“PHIBRO ANIMAL HEALTH CORPORATION
65 Challenger Road
Ridgefield Park, NJ 07660
Attn: President
Fax No. 201-944-5937”
          The effectiveness of this letter agreement shall be conditioned upon the prior or concurrent satisfaction of each of the following: (a) Agent shall have received a counterpart of this letter agreement duly executed by each Borrower; (b) Agent shall have received the reaffirmation and consent of each Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of such Guarantor; (c) no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated by this letter agreement; and (d) the representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
          Each Borrower represents and warrants that: (a) the execution, delivery, and performance of this letter agreement are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date); and (c) except as expressly waived herein, no Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this letter agreement.
          This letter agreement is limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which this letter agreement are based, shall not excuse future non-compliance with the Loan Agreement or any other Loan Document, (as they may from time to time be amended), shall not operate as a waiver or an amendment of any right, power or remedy of the Lender Group, nor as a consent to any further or other matter, under any of the Loan Documents.
          This letter agreement may be executed in one or more counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart hereof. Any party delivering an executed counterpart hereof by telefacsimile also shall deliver an original executed counterpart hereof, but the failure to so deliver an original executed counterpart hereof shall not affect the validity, enforceability, and binding effect hereof. This letter agreement is a Loan Document.
          The validity of this letter agreement, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.
          Please indicate your agreement with the foregoing by signing in the space provided below and returning to the undersigned.

Cordially,

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and as Lender

By:	/s/ Vincent J. Egan, Jr.

Name:	Vincent J. Egan, Jr.
Title:	Vice President

ACKNOWLEDGED AND AGREED as of the date first above written:

PHIBRO ANIMAL HEALTH CORPORATION,
a New York corporation

By:	/s/ Richard G. Johnson

Title:	Chief Financial Officer

PHIBRO ANIMAL HEALTH U.S., INC.,
a Delaware corporation

By:	/s/ David C. Storbeck

Title:	Vice President

PHIBRO ANIMAL HEALTH HOLDINGS, INC.,
a Delaware corporation

By:	/s/ David C. Storbeck

Title:	Vice President

PRINCE AGRIPRODUCTS, INC.,
a Delaware corporation

By:	/s/ David C. Storbeck

Title:	Vice President

PHIBRO-TECH, INC.,
a Delaware corporation

By:	/s/ David C. Storbeck

Title:	Vice President

Exhibit A
REAFFIRMATION AND CONSENT
          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain letter agreement re: Amendment No. 7 and Waiver (the “Amendment”), dated as of April 18, 2006. The undersigned each hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the execution, delivery, and performance of the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future consents or amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.
[Signature page follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation and Consent Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PHIBROCHEM, INC., a New Jersey corporation

By:	/s/ David C. Storbeck

Name:	David C. Storbeck
Title:	Vice President

WESTERN MAGNESIUM CORP., a California corporation

By:	/s/ David C. Storbeck

Name:	David C. Storbeck
Title:	Vice President

CP CHEMICALS, INC., a New Jersey corporation

By:	/s/ David C. Storbeck

Name:	David C. Storbeck
Title:	Vice President

PHIBRO CHEMICALS, INC., a New York corporation

By:	/s/ David C. Storbeck

Name:	David C. Storbeck
Title:	Vice President